Janus Investment Fund

Perkins Small Cap Value Fund

Supplement dated October 26, 2012
to Currently Effective Prospectuses

The rate for Perkins Small Cap Value Fund shown in the table under the heading “Actual Investment Advisory Fee Rate (%) (for the fiscal year ended June 30, 2012)” found in the MANAGEMENT EXPENSES section of the Fund’s Prospectus is 0.72%.

Please retain this supplement with your records.